Exhibit 99.1

Wheels Up Finalizes New Investment with Delta, Certares, Knighthead and Cox

The $500 million credit facility is expected to provide financial stability and serve as a strategic platform for future profitable growth

Also, announces new Board of Directors structure

NEW YORK – Wheels Up Experience (NYSE: UP) today announced that it has closed the previously announced investment by Delta Air Lines, Certares Management LLC, Knighthead Capital Management LLC and Cox Enterprises.

The new investment structure combines the experience of Delta, the No. 1 premium airline, with the travel and tourism focus of Certares and turnaround and restructuring experience of Knighthead. It includes an agreement for a $500 million credit facility to Wheels Up, with funds contributed by Delta and CK Wheels LLC, which is co-managed by affiliates of Certares and Knighthead, and Cox. The announcement follows last week’s selection of George Mattson as the company’s new CEO.

“This investment represents both an important source of capital for Wheels Up to support our strategy for financial stability, future profitability and long-term growth on behalf of our members and customers, as well a vote of confidence in our path forward from a group of investors with deep experience in the premium travel space,” Mattson said. “We look forward to working closely with Delta and our other investors to deliver best-in-class operating performance and an exceptional customer experience which, as we deepen our commercial partnership, will also enable us to provide a one-of-a-kind seamless connection between private and premium commercial travel.”

“Wheels Up is an integral part of Delta’s portfolio of premium partners, and this deep relationship offers a significant opportunity to deliver compelling benefits to our customers that are unique in the travel space,” said Dan Janki, Wheels Up Chairman and Delta’s Chief Financial Officer. “This investment and new leadership puts Wheels Up on a strong path to future success.”

The credit facility is comprised of a $350 million term loan funded at closing from Delta, CK Wheels LLC and Cox and a $100 million revolving credit facility from Delta. The terms of the credit agreement permit a new lender to provide a $50 million term loan after the closing date, as approved by Delta, Certares, Knighthead and Cox, and it is anticipated this additional funding will close in the near term.

In connection with the closing of the credit facility, the lenders will initially receive newly issued Wheels Up common stock representing 80% of the company’s outstanding equity as of the closing of the credit facility, on a fully diluted basis. After approval by Wheels Up’s stockholders of an amendment to its certificate of incorporation, the company will issue to the lenders additional new shares such that the lenders will own 95% of the company’s outstanding equity as of the closing of the credit facility, on a fully diluted basis.

Wheels Up also announced a new structure for its Board of Directors. Under the new structure, Delta Air Lines will appoint four directors, Certares and Knighthead each will appoint two directors, and Cox will appoint one director. In addition, one company executive will join the Board and two independent directors are expected to remain from the previous Board

The parties were assisted in the transaction by a number of strategic advisors, including: Davis Polk, Jefferies LLC, Kirkland & Ellis and PJT Partners.

Contacts:

Wheels Up:

Investor Relations:
ir@wheelsup.com

Media Relations:
press@wheelsup.com

About Wheels Up

Wheels Up is a leading provider of on-demand private aviation in the U.S. and one of the largest private aviation companies in the world. Wheels Up offers a complete global aviation solution with a large, modern, and diverse fleet, backed by an uncompromising commitment to safety and service. Customers can access membership programs, charter, aircraft management services and whole aircraft sales, as well as unique commercial travel benefits through a strategic partnership with Delta Air Lines. Wheels Up also offers freight, safety and security solutions and managed services to individuals, industry, government, and civil organizations.

Wheels Up is guided by the mission to connect private flyers to aircraft, and one another, through an open platform that seamlessly enables life's most important experiences. Powered by a global private aviation marketplace connecting its base of approximately 12,000 members and customers to a network of approximately 1,500 safety-vetted and verified private aircraft, Wheels Up is widening the aperture of private travel for millions of consumers globally. With the Wheels Up mobile app and website, members and customers have the digital convenience to search, book and fly.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the control of Wheels Up Experience Inc. (“Wheels Up”). These forward-looking statements include, but are not limited to, statements regarding: (i) the impact of new strategic initiatives on Wheels Up’s business and results of operations, including the expected impacts from director and officer appointments, cost reduction efforts, measures intended to increase Wheels Up’s operational efficiency, and the ability of Wheels Up to execute and realize the anticipated benefits from, and the degree of market acceptance and adoption of, any new services or partnership experiences, including member program changes implemented in June 2023 and any future member program changes; (ii) the competition in, size, demands and growth potential of the markets for Wheels Up’s products and services and Wheels Up’s ability to serve those markets; (iii) any potential adverse impacts on the trading prices and trading market for Wheels Up’s common stock, par value $0.0001 per share, as a result of the closing of the credit facility and dilutive stock issuances described in this press release, including the impact of any contractual requirements or covenants set forth in the definitive documents for such credit facility and stock issuances on the Company’s business, results of operations and liquidity; (iv) the possibility of an additional term loan being funded under the terms of the credit agreement described in this press release; (v) Wheels Up’s liquidity, future cash flows, deferred revenue balances and certain restrictions related to its debt obligations, including Wheels Up’s ability to perform under its contractual obligations to its members and customers; and (vi) general economic and geopolitical conditions, including due to fluctuations in interest rates, inflation, foreign currencies, consumer and business spending decisions, and general levels of economic activity. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Wheels Up’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2023, Wheels Up’s Quarterly Report on Form 10-Q for the three months ended June 30, 2023 filed with the SEC on August 14, 2023, and Wheels Up's other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Wheels Up does not intend to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

Securities Disclaimer

The issuance, offer and/or sale of any securities described herein has not been registered under any federal or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the applicable federal and state laws. This press release shall not constitute an offer to sell or a solicitation of an offer to purchase any securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.